Exhibit 10.5

LETTER AGREEMENT

THIS LETTER AGREEMENT (the “Agreement”) is made as of October 24, 2022 (the “Execution Date”) between 11065220 Canada Inc. (“11065220”), AFC Gamma, Inc. (“AFC Gamma”), Viridescent Realty Trust, Inc. (“Viridescent”) and AFC Institutional Fund LLC (“AFCI”, together with AFC Gamma and Viridescent, the “Optionors”).

WHEREAS on December 16, 2021, High Street Capital Partners, LLC, Acreage Holdings, Inc. (“Acreage”), AFC Agent, LLC, VRT Agent LLC and certain lenders entered into a credit agreement (the “Original Acreage Credit Agreement”) as amended through October 24, 2022 (the “Amended Acreage Credit Agreement”), a copy of which is attached as Exhibit “A” hereto;

AND WHEREAS 11065220 desires to acquire from the Optionors an option (the “Purchase Option”) in exchange for an option premium payment of US$28.5 million (the “Option Premium Amount”), exercisable by 11065220 to acquire the Debt (as defined below) for an aggregate purchase price equal to the Net Settlement Amount (as defined below);

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration (the receipt and sufficiency of which are hereby conclusively acknowledged), the Parties hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Defined Terms

Capitalized terms used herein and not defined shall have their respective meanings set forth in the Amended Acreage Credit Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)	“11065220” has the meaning ascribed thereto in the recitals to this Agreement.

(b)	“Acreage” has the meaning ascribed thereto in the recitals to this Agreement.

(c)	“AFC Gamma” has the meaning ascribed thereto in the preamble to this Agreement.

(d)	“AFCI” has the meaning ascribed thereto in the preamble to this Agreement.

(e)	“Agreement” has the meaning ascribed thereto in the preamble to this Agreement.

(f)	“Amended Acreage Credit Agreement” has the meaning ascribed thereto in the recitals to this Agreement.

(g)	“Canopy Growth” means Canopy Growth Corporation, a corporation existing under the federal laws of Canada.

(h)	“Canopy Exercise Notice” has the meaning ascribed thereto in Section 2.2(a).

(i)	“Canopy Release Notice” has the meaning ascribed thereto in Section 2.2(e).

(j)	“Debt” means all monetary Obligations owing under the Amended Acreage Credit Agreement.

(k)	“Dispute” has the meaning ascribed thereto in Section 4.10.

(l)	“Escrow Agent” has the meaning ascribed thereto in Section 3.1(a).

(m)	“Escrow Agreement” has the meaning ascribed thereto in Section 3.1(a).

(n)	“Execution Date” has the meaning ascribed thereto in the preamble to this Agreement.

(o)	“Exercise Period” has the meaning ascribed thereto in Section 2.2(a).

(p)	“Exercise Period Start Date” has the meaning ascribed thereto in Section 2.2(a).

(q)	“Expiry Date” has the meaning ascribed thereto in Section 2.2(b).

(r)	“Minimum Cash Balance Covenant” means the covenant set forth in Section 7.4 of the Amended Acreage Credit Agreement as in effect on the date hereof.

(s)

“Net Settlement Amount” means the total aggregate amount of the Debt on the date the Purchase Option is exercised less the Option Premium Amount available to the Optionors and any accrued interest thereon that is available to the Optionors.

(t)

“Option Agreement” means the definitive option agreement to be entered into by the Parties as soon as reasonably practicable after the execution of this Agreement providing for 11065220’s acquisition of the Purchase Option in exchange for the Option Premium Amount.

(u)	“Option Premium Amount” has the meaning ascribed thereto in the recitals to this Agreement.

(v)	“Optionors” has the meaning ascribed thereto in the preamble to this Agreement.

(w)	“Original Acreage Credit Agreement” has the meaning ascribed thereto in the recitals to this Agreement.

(x)	“Parties” means 11065220 and the Optionors.

(y)	“Purchase Option” has the meaning ascribed thereto in the recitals to this Agreement.

(z)	“Trigger Event” means the occurrence of the following events or condition.

(i)

If any Loan Party fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations consisting of principal, interest, other fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and such required payment is not made within any period of grace specified in the Amended Acreage Credit Agreement;

(ii)	If an Insolvency Proceeding is commenced by a Loan Party or Parent;

(iii)

If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries or Parent and any of the following events occur: (a) such Person consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty (60) calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Person, or (e) an order for relief shall have been issued or entered therein;

(iv)

If there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of ten million dollars ($10,000,000) or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s obligations thereunder;

(v)	a breach of the Minimum Cash Balance Covenant; or

(vi)

if there is a Change of Control but excluding, at all times, any Acquisition of all or a majority of the issued and outstanding shares of the Parent by Canopy Growth, Canopy USA, LLC or any of their respective affiliates or designees, including the exercise of any rights under that certain Arrangement Agreement with Parent or the transfer of any shares of the Parent (or any successor in interest to the Parent) by Canopy Growth, directly or indirectly, to Canopy USA, LLC.

(aa)	“Trigger Notice” has the meaning ascribed thereto in Section 2.2(a).

(bb)	“Viridescent” has the meaning ascribed thereto in the preamble to this Agreement.

1.2 Currency

Unless otherwise indicated, all dollar amounts in this Agreement are expressed in United States dollars.

ARTICLE 2

PURCHASE OPTION

2.1	Purchase Option; Issuance

(a)

As soon as reasonably practicable after the execution of this Agreement, the Parties shall enter into the Option Agreement. The Option Agreement shall include the terms summarized in this Agreement and such other representations, warranties, conditions, covenants indemnities and other terms as may be agreed by the parties hereto that are customary for transactions of this nature and that are not inconsistent with the terms of this Agreement.

(b)

Within two business days of the execution of the Option Agreement and subject to Section 2.1(c), 11065220 shall make an initial cash payment to the Escrow Agent in an amount equal to the Option Premium Amount. The Option Premium Amount shall be held in escrow for the benefit of the Optionors pursuant to the terms of the Escrow Agreement and no part of the Option Premium Amount shall be loaned or otherwise used by any of the Optionors during the Exercise Period.

(c)

11065220 shall have a right, but not the obligation, to terminate this Agreement and to not enter into the Option Agreement in the event that the Optionors notify Acreage on or before November 15, 2022 that legal counsel to the Optionors provided a legal opinion that (i) the Permitted Canopy Transaction impairs the validity, priority or perfection of the Agents’ security interest in the Collateral or results in or requires the release of any Collateral, or (ii) the Permitted Canopy Transaction creates, grants or causes to exist any new Lien upon the Equity Interests of Acreage or the Borrower.

(d)

11065220 shall deliver to legal counsel to the Optionors executed copies of all Permitted Canopy Transaction Agreements within one business day of the date hereof. Any amendments, modifications or supplements to any of the Permitted Canopy Transaction Agreements shall be in form and substance satisfactory to the Optionors and drafts of such amendments, modifications or supplements shall be delivered to the Optionors with sufficient opportunity to review prior to November 15, 2022.

2.2 Purchase Option; Exercise

(a)	The Purchase Option exercise period (the “Exercise Period”) shall commence (the “Exercise Period Start Date”) on the earlier of:

(i)

the date that any of the Optionors (or their permitted assignees) delivers written notice (the “Trigger Notice”) to 11065220 and Canopy Growth of a Trigger Event, provided that the Trigger Notice is delivered on or before January 1, 2026; and

(ii)	the date that 11065220 delivers a written notice of exercise (a “Canopy Exercise Notice”) to the Optionors.

(b)

The Exercise Period shall expire (the “Expiry Date”) on the later of: (i)(A) where a Trigger Notice is delivered, the date that is 60 days following the receipt of the Trigger Notice by 11065220 and Canopy Growth; and (B) where a Canopy Exercise Notice is delivered, the date that is 60 days following the Optionors’ receipt of the Canopy Exercise Notice, and (ii) January 1, 2026.

(c)	11065220 shall have the right in its sole discretion to exercise the Purchase Option at any time during the Exercise Period and upon exercise, the Net Settlement Amount shall be payable as follows:

(i)

in the event any of the Optionors (or their permitted assigns) delivers a Trigger Notice to 11065220 and Canopy Growth, within 60 days of receipt of such Trigger Notice by 11065220 and Canopy Growth; provided that 11065220 exercised the Purchase Option following receipt of such Trigger Notice; or

(ii)	in the event 11065220 delivers a Canopy Exercise Notice to the Optionors, within 60 days of the receipt of the Canopy Exercise Notice by the Optionors;

(d)	The Option Premium Amount shall be released from escrow and delivered to the Optionors if either:

(i)	11065220 fails to deliver the payment for the Net Settlement Amount in accordance with Section 2.2(c)(i) or Section 2.2(c)(ii), as applicable; or

(ii)	a Trigger Event has occurred, and 11065220 fails to exercise the Purchase Option within the Exercise Period.

(e)

The Option Premium Amount shall be released from escrow and delivered to the Optionors upon notice (the “Canopy Release Notice”) to the Escrow Agent from 11065220 that the Net Settlement Amount will be paid to the Optionors; provided that the Canopy Release Notice shall specify the business day that 11065220 shall deliver the Net Settlement Amount and the Escrow Agent shall release the Option Premium Amount to the Optionors on such specified business day.

(f)	The Option Premium Amount shall be released from escrow and delivered to the Optionors upon notice from the Optionors that either:

(i)	11065220 failed to deliver the payment for the Net Settlement Amount in accordance with Section 2.2(c)(i) or Section 2.2(c)(ii), as applicable; or

(ii)	a Trigger Event has occurred, and 11065220 failed to exercise the Purchase Option within the Exercise Period.

(g)

In the event that the Option Premium Amount is delivered, or to be delivered, to the Optionors in accordance with Section 2.2(d) or Section 2.2(e), all accrued interest on the Option Premium Amount shall also be released to the Optionors.

(h)	The Option Premium Amount plus all accrued interest thereon shall be released from escrow and returned to 11065220 in the event that:

(i)	Acreage or an affiliate of Acreage has repaid the Debt in full on or prior to the Expiry Date; or

(ii)

following the occurrence of an Event of Default that is not a Trigger Event, the Agents and/or the Lenders exercise any of their rights or remedies provided for under the Amended Acreage Credit Agreement, any other Loan Document or by Applicable Law (as such terms are defined in the Amended Acreage Credit Agreement) or otherwise take any steps pursuant to Section 9.1 of the Amended Acreage Credit Agreement.

2.3 Purchase Option; Covenants

The Option Agreement shall contain, among other things, the following covenants:

(a)

11065220 shall, following the completion of the acquisition of all or a majority of the shares of Acreage, use commercially reasonable efforts to cause Acreage to comply with the Amended Acreage Credit Agreement;

(b)	the Optionors shall provide 11065220 and Canopy Growth written notice of an Event of Default; and

(c)	the Optionors shall not amend the Amended Acreage Credit Agreement without the prior written consent of 11065220, not to be unreasonably withheld.

2.4 Purchase Option; Information Rights

(a)

Upon reasonable request from 11065220, the Optionors shall provide 11065220 and its employees, agents and designees access to Acreage and its subsidiaries’ (i) books and records, including, but not limited to, all tax and financial documentation, contracts and leases provided by Acreage or any of its subsidiaries; and (b) such financial and operating data or other information with respect to the assets or business of Acreage and its subsidiaries that the Optionors may receive from Acreage from time to time.

(b)	Each of the Optionors and 11065220 acknowledges that all information provided to 11065220 under this Section 2.4 is subject to the confidentiality provisions set out in Section 4.4.

ARTICLE 3

ESCROW ARRANGEMENTS

3.1 Escrow

(a)

The payment of the Option Premium Amount shall be conditional upon 11065220 and the Optionors entering into an escrow agreement (the “Escrow Agreement”) with an escrow agent (the “Escrow Agent”) acceptable to 11065220 and the Optionors, acting reasonably. The Escrow Agreement shall include the terms summarized in this Agreement and such other terms that are customary for escrow arrangements of this nature and that are not inconsistent with the terms of this Agreement.

(b)	The Escrow Agreement shall provide for the release of the Option Premium Amount in accordance with the terms of this Agreement and the Option Agreement.

(c)

The Escrow Agent shall invest the Option Premium Amount in accordance with the joint written instructions provided by 11065220 and the Optionors. If no written instructions or incomplete instructions are provided by 11065220 and the Optionors, the Escrow Agent may invest the Option Premium Amount in a segregated interest-bearing trust account or in other interest-bearing instruments. The Parties agree that 11065220 will be the beneficial owner of any earnings in respect of the investment and/or holding of the Option Premium Amount, including any earnings thereon, where all such earnings shall be subject to 2.1(b) and held by the Escrow Agent for distribution in accordance Sections 2.2(g) or 2.2(h), as applicable.

ARTICLE 4

GENERAL

4.1 Binding

The provisions of this Agreement are intended to be legally binding on 11065220 and the Optionors.

4.2 Termination

This Agreement may be terminated only upon the written consent of each of the Parties. Notwithstanding the foregoing, the provisions of this Article 4 will survive the termination of this Agreement, and the termination of this Agreement will not affect any rights any Party has with respect to Article 4 or with respect to the breach of this Agreement by any other Party prior to such termination.

4.3 Notices

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.3):

(a)	if to 11065220:

11065220 Canada Inc.

1 Hershey Drive

Smiths Falls, Ontario K7A 0A8

Attention:         Legal

Email:              [PERSONAL INFORMATION REDACTED]

(b)	if to the Optionors:

AFC Gamma, Inc.

AFC Institutional Fund LLC

525 Okeechobee Blvd

Suite 1650

West Palm Beach, FL 33401

Attn: Agent

Email: [PERSONAL INFORMATION REDACTED]

Viridescent Realty Trust, Inc.

10242 Greenhouse Rd.

Bldg. 1201

Cypress, TX 32055

Attn: Steven Miller

Email: [PERSONAL INFORMATION REDACTED]

with copies to:

O’Melveny & Myers LLP

7 Times Square

New York, NY 10036

Attn: Sung Pak

Email: [PERSONAL INFORMATION REDACTED]

4.4 Confidentiality

The Parties shall treat and hold as confidential all of the terms and conditions of this Agreement and the Option Agreement; provided, however, that (a) the Optionors may disclose such information to the Optionors’ legal counsel and/or other advisors on an as-needed basis so long as any such person is bound by a confidentiality obligation with respect thereto and (b) 11065220 and the Optionors may disclose such information as necessary for them or for Canopy Growth to comply with applicable law and the rules and regulations of the stock exchange in which the common shares of Canopy Growth or any Optionor are listed at the applicable time.

4.5 Assignment; No Third-Party Beneficiaries

This Agreement may not be assigned by any Party without the prior written consent of the other Parties and may be modified only by a written agreement signed by the Parties, provided that the Optionors acknowledge that an affiliate of 11065220 may be party to the Option Agreement and 11065220 acknowledge that an assignee of an Optionor’s Loans shall be permitted assignees entitled to the benefits of the Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.6 Amendment; Waiver; Delays of Omissions

No provision of this Agreement may be amended or modified except by a written instrument signed by all Parties. No waiver by any Party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the Party so waiving. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative

4.7 Costs and Expenses

Each Party will bear its own costs and expenses incurred in connection with this Agreement and the Option Agreement, including without limitation, legal and accounting fees; provided that 11065220 will reimburse the Optionors for up to $100,000 (inclusive of taxes and disbursements) of reasonable and documented out-of-pocket expenditures paid to legal counsel for the Optionors (subject to a mutually-agreed increase in such reimbursement amount, provided that 11065220 has provided prior written consent to such increase, if there is excessive negotiation between the Parties, acting in good faith) in the event that the Option Agreement is executed by the Parties by November 15, 2022.

4.8 Further Assurances

Each of the Parties shall from time to time and at all times do all such further acts and execute and deliver all further agreements and documents as shall be reasonably required in order fully to perform and carry out the terms of this Agreement.

4.9 Entire Agreement

This Agreement constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled.

4.10 Governing Law; Disputes

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York. Any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement or any breach, termination, or validity thereof (a “Dispute”) shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties. The seat of the arbitration shall be New York, New York. The arbitration shall be conducted by three arbitrators. Any arbitration award shall be in writing and shall be final and binding on the Parties. The award may include an award of costs, including reasonable attorneys’ fees and disbursements. Judgement upon award may be entered by any court having jurisdiction thereof or having jurisdiction over the Parties or their assets.

4.11 Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any applicable law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the matters contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

4.12 Counterparts

This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission will be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the Execution Date.

11065220 CANADA INC.			AFC GAMMA, INC.

By:	/s/ Donald Henderson		By:	/s/ Gabriel Katz
	Name:	Donald Henderson		Name:	Gabriel Katz
	Title:	Authorized Signatory		Title:	Authorized Signatory

VIRIDESCENT REALTY TRUST, INC.			AFC INSTITUTIONAL FUND LLC

By:	/s/ Steven Miller		By:	/s/ Gabriel Katz
	Name:	Steven Miller		Name:	Gabriel Katz
	Title:	Chief Investment Officer		Title:	Authorized Signatory

[Signature Page – Letter Agreement]

EXHIBIT A

AMENDED ACREAGE CREDIT AGREEMENT

See attached.

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE ACTIVATION NOTICE

This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE ACTIVATION NOTICE (this “Amendment”) is dated as of October 24, 2022 and entered into by and among HIGH STREET CAPITAL PARTNERS, LLC, a Delaware limited liability company (“Borrower”), ACREAGE HOLDINGS, INC., a corporation existing under the laws of the Province of British Columbia (“Parent”), each lender identified on the signature pages hereof (each such lender, together with its respective successors and permitted assigns, is referred to hereinafter, individually as a “Lender” and collectively, as the “Lenders”), AFC AGENT LLC, a Delaware limited liability company, as co-agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), and VRT AGENT LLC, a Delaware limited liability company, as co-agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Co Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, Borrower, Parent, the Lenders and Agents are parties to that certain Credit Agreement, dated as of December 16, 2021 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

WHEREAS, pursuant to Section 2.2(c) of the Existing Credit Agreement, Borrower has requested the Incremental Increase in the aggregate principal amount of $50,000,000;

WHEREAS, Parent, Borrower, Agents and the Incremental Lenders (as defined below) have agreed, upon the terms and subject to the conditions set forth herein, that the Incremental Lenders will provide the Incremental Increase and that, as permitted by Section 2.2(c)(v) of the Existing Credit Agreement, the Existing Credit Agreement will be amended as set forth herein without additional consent or approval of the other Lenders;

WHEREAS, each party to this Amendment designated as a “Incremental Lender” on its signature page hereto (each, an “Incremental Lender” and collectively, the “Incremental Lenders”) wishes to provide the Incremental Increase in an aggregate amount equal to the amount set forth opposite such Incremental Lender’s name on Exhibit A hereto on the terms set forth herein; and

WHEREAS, Parent, Borrower, Agents, the Lenders and the Incremental Lenders are willing to agree to this Amendment and the Amended Credit Agreement (as defined below) on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. INCREMENTAL INCREASE; INCREMENTAL INCREASE ACTIVATION NOTICE.

1.1	Borrower and each Incremental Lender hereby notify Agents that:

A. Subject to the terms and conditions set forth herein, each of the Incremental Increase Lenders agrees to provide the Incremental Increase in an aggregate amount equal to the amount set forth under the heading “Incremental Increase Commitment” opposite such Incremental Lender’s name on Annex I hereto on the Effective Date (as defined below).

B. The Incremental Increase Effective Date for the Incremental Increase shall be deemed to be the date on which all the conditions precedent in Section 4 are satisfied.

C. For the avoidance of doubt, the loans made pursuant to the Incremental Increase of the Incremental Lenders shall constitute Term Loans for all purposes under the Amended Credit Agreement and under the other Loan Documents.

D. Any requirement for Borrower to provide notice with respect to the Incremental Increase of the Incremental Lenders pursuant to Section 2.2(c) of the Existing Credit Agreement is hereby waived.

Section 2. AMENDMENT TO EXISTING CREDIT AGREEMENT.

2.1 Rules of Construction. The rules of construction specified in Section 1.4 of the Existing Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.

2.2 Amendments To Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 and in accordance with Section 2.2(c) and Section 15.1 of the Existing Credit Agreement, the Existing Credit Agreement is hereby amended as follows:

A. The Existing Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement and certain of the Exhibits thereto attached as Exhibit B hereto.

B. Exhibit B to the Existing Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit C.

C. Schedule C-1 to the Existing Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit D.

Section 3. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and the Incremental Increase Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, Borrower represents and warrants to Agents, the Lenders and the Incremental Increase Lenders that the following statements are true, correct and complete:

A. Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower, as the case may be.

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C. No Conflict. The execution and delivery of this Amendment will not (i) violate any Laws, the organization documents of Borrower or any order, judgment or decree of any court or other agency of government binding on the Loan Parties, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower (other than the Liens created under the Security Agreement, any Mortgage or any other Loan Document), or (iv) require any approval or consent of any Person under any contractual obligations of the Loan Parties.

D. No Material Adverse Effect. No requirements of law or contractual obligations applicable to any Loan Party could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

E. Governmental Consents. The execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

F. Binding Obligation. This Amendment has been duly executed and delivered by the Loan Parties and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

G. Incorporation of Representations and Warranties From Existing Credit Agreement. The representations and warranties contained in Section 4 of the Existing Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Section 4. CONDITIONS TO EFFECTIVENESS

A. The effectiveness of this Amendment is conditioned upon Agents’ receipt, in form and substance satisfactory to Agents, of the following (such date of satisfaction, the “Effective Date”):

(i) this Amendment, duly executed by Borrower, Parent and the Guarantors;

(ii) the payment by Borrower of a nonrefundable amendment fee in the amount of $1,250,000 payable to Agents for the ratable benefit of the Lenders and Incremental Lenders;

(iii) the payment by Borrower of (i) the Agent Fee attributable to the Incremental Increase in the amount of $54,452.05 and (ii) the Original Issue Discount attributable to the Incremental Increase in the amount of $2,000,000, payable as follows: (1) $1,500,000 upon disbursement by Administrative Agent to Borrower of the Second Term Loan; and (2) $500,000 upon disbursement of the Third Term Loans by Administrative Agent to Borrower during the Draw Period;

(iv) any customary resolutions duly adopted by the board of directors (or equivalent governing body) of Borrower authorizing the Incremental Increase reasonably requested by Agents in connection with the Incremental Increase;

(v) evidence that all taxes shown on such tax returns to be due and payable and all assessments, fees and other similar governmental charges imposed by a tax authority upon a Loan Party set forth on Schedule 4.17 have been paid;

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(vi) satisfaction of the conditions precedent set forth in Section 3.2 of the Amended Credit Agreement;

(vii) payment of (a) all reasonable fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and any related documents, and (b) all reasonable and documented fees and expenses of Agents’ outside legal counsel in connection with the foregoing;

(viii) No Default or Event of Default shall have occurred and be continuing; and

(ix) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate in connection with the foregoing.

Section 5. ACKNOWLEDGEMENT AND CONSENT

Each Guarantor listed on the signature pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Credit Agreement and the Transaction Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Amended Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

Section 6. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the date hereof, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(ii) Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Existing Credit Agreement or any of the other Loan Documents.

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(iv) This Amendment is a Loan Document.

B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses incurred with respect to this Amendment and the documents and transactions contemplated hereby shall be provided for as described in the Existing Credit Agreement.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower, the Lenders, Guarantors and Agent and receipt by the Borrower and Agents of written notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:		PARENT:

HIGH STREET CAPITAL PARTNERS, LLC		ACREAGE HOLDINGS, INC.

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

GUARANTORS:

ACREAGE CCF NEW JERSEY, LLC; ACREAGE CHICAGO 1, LLC; ACREAGE CONNECTICUT, LLC; ACREAGE HOLDINGS OF NJ, LLC; ACREAGE IP HOLDINGS LLC; ACREAGE NEW YORK, LLC; ACREAGE TRANSPORTATION, LLC; GREENLEAF APOTHECARIES, LLC; GREENLEAF GARDENS, LLC; GREENLEAF THERAPEUTICS, LLC; HSC SOLUTIONS, LLC; IMPIRE STATE HOLDINGS LLC; IN GROWN FARMS, LLC; IN GROWN FARMS, LLC 2; NCC LLC; NPG, LLC; PRIME WELLNESS OF CONNECTICUT, LLC; PRIME WELLNESS OF PENNSYLVANIA, LLC; THE BOTANIST, INC.; ACREAGE CALIFORNIA HOLDING COMPANY, LLC; CWG BOTANICALS INC.; HSRC NORCAL, LLC; ACREAGE DESERT HOT SPRINGS, LLC; ACREAGE FINANCE DELAWARE, LLC; ACREAGE MASSACHUSETTS, LLC; HSCP SERVICE COMPANY HOLDINGS, INC.; HSCP SERVICE COMPANY, LLC; SOUTH SHORE BIO PHARMA, LLC; ACREAGE COMPASS, LLC; ACREAGE GEORGIA LLC; ACREAGE MARYLAND, LLC; NY MEDICINAL RESEARCH & CARING, LLC; MA RMD SVCS, LLC; PRIME CONSULTING GROUP, LLC; ACREAGE IP MICHIGAN, LLC; ACREAGE MICHIGAN 1, LLC; ACREAGE MICHIGAN 2, LLC; ACREAGE MICHIGAN 3, LLC; ACREAGE MICHIGAN 4, LLC; ACREAGE MISSOURI, LLC; HSCP MISSOURI, LLC; PRIME ALTERNATIVE TREATMENT CENTER CONSULTING, LLC; ACREAGE OKLAHOMA, LLC; ACREAGE RELIEF HOLDINGS OK, LLC; 22ND AND BURN INC.; HSCP OREGON, LLC; THE FIRESTATION 23, INC.; and ACREAGE IOWA, LLC

By:	High Street Capital Partners, LLC,
a Delaware limited liability company

their: Sole Member

By:	/s/ Steve Goertz
Name: Steve Goertz
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

HIGH STREET CAPITAL PARTNERS, LLC		ACREAGE HOLDINGS, INC.

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

ACREAGE IP CONNECTICUT, LLC		D&B WELLNESS, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

THAMES VALLEY APOTHECARY, LLC		HSCP HOLDING CORPORATION

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

NYCANNA, LLC		THE WELLNESS & PAIN MANAGEMENT CONNECTION, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

NCC REAL ESTATE, LLC		ACREAGE ILLINOIS 1, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

ACREAGE ILLINOIS 2, LLC		ACREAGE ILLINOIS 3, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

ACREAGE ILLINOIS 4, LLC		ACREAGE ILLINOIS 5, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

ACREAGE ILLINOIS 6, LLC		ACREAGE IP NEW YORK, LLC

By:	/s/ Steve Goertz	By:	/s/ Steve Goertz
	Name: Steve Goertz		Name: Steve Goertz
	Title: Authorized Signatory		Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:			ACREAGE IP PENNSYLVANIA, LLC

ACREAGE IP OHIO, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE HOLDINGS AMERICA, INC.			ACREAGE HOLDINGS WC, INC.

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE CONN. CBD, LLC			ACREAGE IP CALIFORNIA, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

BRAEBURN, LLC			GRAVENSTEIN FOODS, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:			FORM FACTORY HOLDINGS, LLC

MADE BY SCIENCE LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE ILLINOIS HOLDING COMPANY, LLC			ACREAGE FLORIDA 1, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

IOWA RELIEF, LLC			ACREAGE IP MAINE, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE IP MARYLAND, LLC

By:	/s/ Steve Goertz
	Name:	Steve Goertz
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

ACREAGE MISSOURI, LLC			ACREAGE IP NEVADA, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE OK HOLDINGS, LLC			ACREAGE IP OREGON, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

EAST 11TH, INCORPORATED			GESUNDHEIT FOODS, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

GRUNER APFEL LLC			GRANNY SMITH CO., LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

ACREAGE NORTH DAKOTA, LLC

			By:	/s/ Steve Goertz
				Name:	Steve Goertz
				Title:	Authorized Signatory

ACREAGE IP MASSACHUSETTS, LLC			ACREAGE IP NEW JERSEY, LLC

By:	/s/ Steve Goertz		By:	/s/ Steve Goertz
	Name:	Steve Goertz		Name:	Steve Goertz
	Title:	Authorized Signatory		Title:	Authorized Signatory

ACREAGE IP NEW JERSEY, LLC			HIGH STREET CAPITAL PARTNERS MANAGEMENT, LLC

By:	/s/ Steve Goertz		By:	/s/ Kevin Murphy
	Name:	Steve Goertz		Name:	Kevin Murphy
	Title:	Authorized Signatory		Title:	Majority Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AGENTS:

AFC AGENT LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ Gabriel Katz
Name: Gabriel Katz
Title: Authorized Signatory

VRT AGENT LLC, a Delaware limited liability company, as Co-Agent

By:	/s/ Steven Miller
Name: Steven Miller
Title: Chief Investment Officer

LENDERS:

AFC GAMMA, INC., a Maryland corporation, as a Lender

By:	/s/ Gabriel Katz
Name: Gabriel Katz
Title: Authorized Signatory

AFC INSTITUTIONAL FUND LLC, a Delaware limited liability company, as a Lender

By:	/s/ Gabriel Katz
Name: Gabriel Katz
Title: Authorized Signatory

VIRIDESCENT REALTY TRUST, INC., a Delaware corporation, as a Lender

By:	/s/ Steven Miller
Name: Steven Miller
Title: Chief Investment Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Exhibit A

Incremental Lender	Incremental Increase Amount
AFC Gamma, Inc.	$30,000,000
AFC Institutional Fund LLC	$5,000,000
Viridescent Realty Trust, Inc.	$15,000,000
Total	$50,000,000

Exhibit A-1

Exhibit B

Conformed Credit Agreement

Exhibit B-1